EXECUTION VERSION


                               FOURTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 8 1999, is entered into by and among:

                  (1)  BELL   MICROPRODUCTS   INC.,  a  California   corporation
         ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Restated Credit Agreement referred to in Recital A below (such financial institutions to be referred to herein collectively as the "Existing Banks");

                  (3) CALIFORNIA BANK & TRUST, a California banking corporation,
         as   administrative   agent   for  the   Banks   (in   such   capacity,
         "Administrative Agent");

                  (4) UNION BANK OF CALIFORNIA, N.A., a national banking association ("UBOC"), as collateral agent thereunder (in such capacity, "Collateral Agent"); and

                  (5) IBM CREDIT CORPORATION, a Delaware corporation, that will become a Bank (as defined in the Restated Credit Agreement) under the Restated Credit Agreement pursuant to this Amendment (the "New Bank").


                                    RECITALS

         A. Borrower, the Existing Banks, Administrative Agent and Collateral Agent are parties to a Third Amended and Restated Credit Agreement dated as of November 12, 1998, as amended by (i) that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, (ii) that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999 and (iii) that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999 (as amended, the "Restated Credit Agreement").

         B. Borrower has requested Administrative Agent, Collateral Agent and the Existing Banks to increase the Total Revolving Loan Commitment and to restructure and amend the Restated Credit Agreement in certain other respects.

         C. In addition, Borrower has requested that the New Bank become a party to the Restated Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Collateral Agent, the Administrative Agent, the Existing Banks and the New Bank hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Restated Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Allocation of Outstanding Revolving Loans Among Existing Banks and New Bank. Subject to the conditions set forth in paragraph 5 below, Borrower, the Existing Banks, the New Bank, Collateral Agent and Administrative Agent hereby agree that on and after the Fourth Amendment Effective Date (as defined herein), each Existing Bank and the New Bank shall be a Bank under the Restated Credit Agreement and the other Credit Documents with Revolving Loan Commitments as set forth on Schedule I of the Restated Credit Agreement (as amended pursuant to this Amendment), with the rights, duties and obligations of such a Bank under the Restated Credit Agreement and the other Credit Documents. To effectuate the foregoing, on the Fourth Amendment Effective Date Administrative Agent shall calculate the Proportionate Share of each Existing Bank and the New Bank in each Revolving Loan Borrowing then outstanding. Based upon such calculation, the New Bank shall purchase from the Existing Banks such shares in the outstanding Revolving Loans as Administrative Agent determines is necessary to cause each Existing Bank and the New Bank to hold Revolving Loans in each outstanding Revolving Loan Borrowing in a principal amount equal to such Existing Bank's and such New Bank's Proportionate Share of such Revolving Loan Borrowings.

         3. Amendments to Restated Credit Agreement. Subject to the conditions set forth in paragraph 5 below, the Restated Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.09 is hereby amended by adding a new sentence to the end thereof to read as follows:

                  Notwithstanding references herein and in the other Credit Documents to each of the financial institutions listed from time to time on Schedule I hereto as a "Bank," such references are not intended to indicate, and should not be construed to mean, that each of such financial institutions is in fact a federally regulated "bank".

                  (b) Subparagraph 2.01(a) is hereby amended by changing the definition of "Revolving Loan Maturity Date" set forth therein from "October 31, 2000" to "May 31, 2001."

                  (c) Clause (i) of Subparagraph 2.01(e) is hereby amended by deleting the text "one (1), two (2), three (3) or six (6) months" set forth therein and replacing it with the following text: "thirty (30), sixty (60), ninety (90), one-hundred twenty (120), one-hundred fifty
         (150) or one-hundred eighty (180) days."

                  (d) Subparagraph 2.01(f) is hereby amended to read in its entirety as follows:

                                    (f)  Scheduled   Revolving   Loan  Payments.
                           Borrower shall repay to each Bank on the Revolving Loan Maturity Date the unpaid principal amount of each Revolving Loan made by such Bank. Borrower shall pay accrued interest on the unpaid principal amount of each Revolving Loan on the last Business Day in each month and upon prepayment (to the extent thereof) and at maturity.

                  (e) Clause (i) of Subparagraph 2.02(a) is hereby amended to read in its entirety as follows:

                           (i) The aggregate  principal  amount of all Revolving
                  Loans outstanding at any time shall not exceed an amount (the "Borrowing Base") equal to the lesser of:

                           (A) The Total Revolving Loan Commitment at such time; and

                           (B)      The sum at such time of:

                                    (1)  eighty   percent   (80%)  of   Eligible
                           Accounts; and

                                    (2) The lesser of (y) forty percent (40%) of
                           Eligible Inventory and (z) $60,000,000.

                  (f) Clause (iv) of Subparagraph 5.01(a) is hereby amended by deleting the text "fifteen (15) days" and substituting therefor the text "twenty (20) days."

                  (g) Subparagraph 5.01(c) is hereby amended to read in its entirety as follows:

                           (c) Inspections.  Borrower and its Subsidiaries shall
                  permit any Person designated by Collateral Agent in its sole discretion (including without limitation any Bank that so requests, which request shall not be unreasonably denied), upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Borrower and its Subsidiaries, to conduct audits of any or all of the Collateral at Borrower's expense, to examine the books of account of Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Collateral Agent may reasonably request, including, without limitation, an annual audit of the accounts and inventory of Borrower and its Subsidiaries, the fees and expenses of which shall be payable by Borrower pursuant to Subparagraph 8.02(b). Audit fees payable by Borrower in connection with audits of all or any portion of the Collateral shall be charged at a rate of $750 per day per person plus direct costs of travel, lodging and out-of-pocket expenses.

                  (h) Paragraph 5.01 is hereby amended by adding thereto, immediately following clause (j) thereof, a new clause (k) to read in its entirety as follows:

                           (k) Inventory  Appraisal.  Borrower covenants that it
                  will complete and deliver to the Collateral Agent and the Banks an inventory appraisal, in form and substance satisfactory to the Collateral Agent and the Banks, within 90 days of the Fourth Amendment Effective Date.

                  (i) Subparagraph 5.02(m) is hereby amended to read in its entirety as follows:

                  (m) Financial Covenants. Borrower shall not permit:

                           (i) Its Quick  Ratio to be less than 0.50 to 1.00 for
                  any fiscal quarter;

                           (ii) Its Working Capital to be less than  $60,000,000
                  for any fiscal quarter;

                           (iii) Its Tangible Net Worth, for any fiscal quarter,
                  to be less than the sum of (1) $70,000,000 plus (2) fifty percent (50%) of the sum of Borrower's Net Income After Tax for each quarter (excluding any quarter in which such amount was negative) beginning with the quarter ending June 30, 1998 plus (3) one hundred percent (100%) of the Net Proceeds derived from any issuance by Borrower of Equity Securities minus (4) the net book value assigned to the Almo Warrants in accordance with GAAP;

                           (iv) Its  Leverage  Ratio to be greater  than 3.50 to
                  1.00 for any fiscal quarter;

                           (v) Its  Interest  Coverage  Ratio  (A) for the three
                  quarter period beginning on April 1, 1998 and ending on December 31, 1998 to be less than 2.00 to 1.00; and (B) for any consecutive four-quarter period thereafter to be less than 2:00 to 1:00; or

                           (vi) Its Net Operating Income or Net Income After Tax
                  to be (1) a loss in excess of $350,000 for any quarter or (2) a loss of any amount for any consecutive two-quarter period.

                  (j) Section 7 is hereby amended by adding thereto, immediately following Paragraph 7.09, a new Paragraph 7.10 to read in its entirety as follows:

                           7.10 Assignment and Delegation.  Collateral Agent may
                  from time to time (i) assign or transfer all or any portion of its rights, benefits or privileges as "collateral agent" hereunder or under any of the other Credit Documents to one or more Banks and/or (ii) delegate to or subcontract with, or authorize or appoint one or more Banks to perform all or any portion of the duties, covenants or obligations to be performed by Collateral Agent in its capacity as "collateral agent" hereunder or under any of the other Credit Documents. Any such other Bank shall be entitled to all of the indemnities, immunities and other protective provisions that Collateral Agent is entitled to hereunder as if such other Bank were named as "Collateral Agent" hereunder. Collateral Agent shall not be responsible to any other Agent or Bank for the negligence or misconduct of any such other Bank.

                  (k) Each of Subparagraph 8.05(b), Subparagraph 8.05(c) and Subparagraph 8.05(d) are hereby amended by deleting the text contained in the first sentences thereof "in the ordinary course of its commercial banking business" and substituting therefor the text "in the ordinary course of its commercial lending business."

                  (l)  Subparagraph  8.05(g) is hereby  amended by deleting  the
         text  contained   therein  "safe  and  sound  banking   practices"  and
         substituting therefor the text "safe and sound lending practices."

                  (m) Schedule I is hereby amended to read in its entirety as set forth on Attachment 1 hereto.

                  (n) Schedule II is hereby amended to read in its entirety as set forth on Attachment 2 hereto.

                  (o) Schedule 1.01 of the Restated Credit Agreement is hereby amended by changing the definition of "Agent's Fee Letter" set forth therein to read in its entirety as follows:

                           "Agent's Fee Letter" shall mean the letter  agreement
                  dated as of the Fourth Amendment Effective Date among Borrower, Administrative Agent, Collateral Agent and Comerica Bank - California.

                  (p) Schedule 1.01 of the Restated Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order, the following definition:

                  "Fourth Amendment Effective Date" shall mean December 8, 1999.

                  (q) Schedule 1.01 of the Restated Credit Agreement is hereby further amended by deleting therefrom the definitions of the terms "Increased Commitment Period," "Senior Leverage Ratio" and "Capital Event."

                  (r) Schedule 1.01 of the Restated Credit Agreement is hereby amended by changing clause (g) of the definition of "Eligible Accounts" set forth therein to read in its entirety as follows:

                           (g) Any  account  payable  by (i) the  United  States
                  government or any department, agency or other subdivision thereof (except to the extent Borrower complies with the Federal Assignment of Claims Act of 1940, as amended), (ii) a Person located in any jurisdiction outside the United States or Canada (excluding the provinces of Newfoundland, Nova Scotia, Prince Edward Island, New Brunswick, Nunavut, Manitoba, Saskatchewan, Alberta and the Yukon Territory), except to the extent secured by a letter of credit acceptable to Collateral Agent, or (iii) an Affiliate of Borrower;

                  (s) Schedule 1.01 of the Restated Credit Agreement is hereby also amended by further changing the definition of "Eligible Accounts" by (i) deleting the word "and" at the end of clause (i) thereof, (ii) adding thereto, immediately following clause (i), a new clause (j) to read in its entirety as follows, (iii) changing the designation of the current clause (j) to "(k)" and (iv) amending the parenthetical at the end of the definition thereof to reflect such new designation:

                           (j) Any account payable by an account debtor in which
                  the total accounts payable from such account debtor exceeds twenty five percent (25%) of the total amount of all Eligible Accounts, to the extent of such excess (except as approved from time to time by Collateral Agent); and

                  (t) Schedule 1.01 of the Restated  Credit  Agreement is hereby
         further   amended  by  changing  the  definition  of  "Revolving   Loan
         Commitment" set forth therein to read in its entirety as follows:

                           "Revolving Loan Commitment"  shall mean, with respect
                  to each Bank, the amount set forth opposite the name of such Bank in Schedule I under the column entitled "Revolving Loan Commitment" or as reduced from time to time pursuant to Paragraph 2.02 hereof.

                  (u) Schedule 1.01 of the Restated Credit Agreement is hereby further amended by changing the definition of "Total Revolving Loan Commitment" set forth therein to read in its entirety as follows:

                                    "Total Revolving Loan Commitment" shall mean
                           One Hundred Sixty Million Dollars ($160,000,000) or, if such amount is reduced pursuant to Subparagraph 2.02(b), the amount to which so reduced and in effect at such time.

                  (v) Subparagraph 2(c) of Exhibit A is hereby amended by deleting the term "months" set forth therein with replacing it with the term "days".

                  (w) Subparagraph 2(c) of Exhibit B is hereby amended by deleting the term "months" set forth therein and replacing it with the term "days".

                  (x) Subparagraph 2(c) of Exhibit C is hereby amended by deleting the term "months" set forth therein and replacing it with the term "days".

         4. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent, Collateral Agent, the Existing Banks and the New Bank that, on the date of this Amendment and after giving effect to the amendments set forth in paragraph 3 above on the Fourth Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Restated Credit Agreement are true and correct in all material respects;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

         5. Effective Date. The addition of the New Bank as a party to the Restated Credit Agreement effected by paragraph 2 above and the amendments to the Restated Credit Agreement effected by paragraph 3 above shall become effective on December 8, 1999 (the "Fourth Amendment Effective Date"), subject to receipt by the Existing Banks, the New Bank, Collateral Agent and Administrative Agent, as applicable, on or prior to the Fourth Amendment Effective Date of the following, each in form and substance satisfactory to the Existing Banks, the New Bank, Collateral Agent and Administrative Agent and their respective counsel, as applicable:

                  (a) This Amendment duly executed by Borrower, each Existing Bank, the New Bank, Collateral Agent and Administrative Agent;

                  (b) The Assignment and Delegation Agreement substantially in the form attached hereto as Attachment 3 duly executed by Collateral Agent and IBM Credit Corporation and acknowledged and agreed to by Administrative Agent, each Bank and Borrower;

                  (c) An Agent's Fee Letter, in form and substance satisfactory to the Agents, duly executed by Borrower and the Agents;

                  (d) New Revolving Loan Notes, appropriately completed and duly executed by Borrower, payable to the New Bank and, to the extent required by changes in the Revolving Loan Commitments of the Existing Banks, the Existing Banks;

                  (e) A Certificate of the Secretary or an Assistant Secretary of Borrower, dated the Fourth Amendment Effective Date, certifying that
         (i) the Articles of Incorporation and Bylaws of Borrower, in the form delivered to Administrative Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date, (ii) that the resolution of Borrower, in the form delivered to Administrative Agent on the Closing Date, is in full force and effect and has not been amended, supplemented, revoked or repealed since such date, and (iii) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Restated Credit Agreement, this Amendment, the other
         Credit Documents and all other documents, instruments or agreements relating thereto executed or to be executed by Borrower;

                  (f) A letter in the form of Attachment 4 hereto appropriately completed, dated the Fourth Amendment Effective Date and duly executed by each Guarantor;

                  (g) An renewal fee of $60,000 to be shared among the Existing Banks and New Bank pro rata in accordance with such Existing Banks' and New Bank's respective Proportionate Shares;

                  (h) A favorable written opinion of Wilson, Sonsini, Goodrich & Rosati, counsel to Borrower, dated the Fourth Amendment Effective Date, addressed to

         Administrative Agent, the Existing Banks and the New Bank and covering such matters as are set forth on Attachment 5; and

                  (i) Such other evidence as Administrative Agent, Collateral Agent, any Existing Bank or the New Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment.

         6. Effect of this Amendment. On and after the Fourth Amendment Effective Date, each reference in the Restated Credit Agreement and the other Credit Documents to the Restated Credit Agreement shall mean the Restated Credit Agreement as amended hereby. Except as specifically amended above, (a) the Restated Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks, Collateral Agent or Administrative Agent, nor constitute a waiver of any provision of the Restated Credit Agreement or any other Credit Document.

         7. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, Borrower, Collateral Agent, Administrative Agent, the Existing Banks and the New Bank have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                               BELL MICROPRODUCTS INC.

                                        By: /s/ W. Don Bell
                                            ------------------------------------
                                            Name: W. DON BELL
                                            Title: CHAIRMAN, PRESIDENT, & CEO

                                        By: /s/ Remo E. Canessa
                                            ------------------------------------
                                            Name: REMO E. CANESSA
                                            Title: VICE PRESIDENT OF FINANCE
                                                   & CFO


ADMINISTRATIVE AGENT:                   CALIFORNIA BANK & TRUST,
                                        As Administrative Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


COLLATERAL AGENT:                       UNION BANK OF CALIFORNIA, N.A.,
                                        As Collateral Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

EXISTING BANKS:                         CALIFORNIA BANK & TRUST,
                                        As a Bank

                                        By: /s/ S. C. Bellicini
                                            ------------------------------------
                                            Name: S. C. BELLICINI
                                            Title: SENIOR VICE PRESIDENT

                                        By: /s/ Carmen Sanz
                                            ------------------------------------
                                            Name: Carmen Sanz
                                            Title: AVP


                                        UNION BANK OF CALIFORNIA, N.A.,
                                        As a Bank

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SANWA BANK CALIFORNIA,
                                        As a Bank

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        COMERICA BANK - CALIFORNIA,
                                        As a Bank

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        As a Bank

                                        By: /s/ Michael Powell
                                            ------------------------------------
                                            Name: Michael Powell
                                            Title: Vice President


NEW BANK:                               IBM CREDIT CORPORATION,
                                        As a Bank

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                  ATTACHMENT 1

                                   SCHEDULE I

                                      BANKS

                     Bank                              Revolving Loan Commitment

CALIFORNIA BANK & TRUST                                      $30,000,000


Applicable Lending Office:

465 California Street, First Floor
San Francisco, CA 94104


Address for Notices:

465 California Street, First Floor
San Francisco, CA 94104
Attn:  Relationship Manager
       Bell Microproducts
Telephone:    (415) 875-1445
Facsimile     (415) 875-1456


UNION BANK OF CALIFORNIA, N.A.                               $30,000,000


Applicable Lending Office:

99 Almaden Boulevard, 2nd Floor
San Jose, CA  95133


Address for Notices:

Northern California Commercial
Banking Group
350 California Street, 10th Floor
San Francisco, CA  94104
Attention:  William Hinch
            Vice President
Telephone:    (415) 705-7028
Facsimile     (415) 705-7111

                                      1-1

COMERICA BANK - CALIFORNIA                                   $30,000,000


Applicable Lending Office:

California Corporate Banking
155 Grand Avenue, Suite 402
Oakland, CA 94612


Address for Notices:

California Corporate Banking
155 Grand Avenue, Suite 402
Oakland, CA 94612
Attn:  Scott Smith
Telephone:    (510) 645-2202
Facsimile     (510) 645-2220


SANWA BANK CALIFORNIA                                        $20,000,000


Applicable Lending Office:

San Jose CBC
220 Almaden Boulevard
San Jose, CA  95113-2003


Address for Notices:

220 Almaden Boulevard
San Jose, CA  95113-2003
Attn:  Clifford M. Wallace
Telephone:    (408) 297-6500
Facsimile     (408) 292-4092

                                      1-2

U.S. BANK NATIONAL ASSOCIATION                               $20,000,000


Applicable Lending Office:

U.S. Bank National Association
Corporate Banking Center
2890 North Main Street
Walnut Creek, CA  94596


Address for Notices:

U.S. Bank National Association
California Corporate Banking
2890 North Main Street
Walnut Creek, CA  94596
Attn:  Michael Powell
Telephone:    (925) 942-9489
Facsimile     (925) 945-6919


IBM CREDIT CORPORATION                                       $30,000,000


Applicable Lending Office:

IBM Credit Corporation
5000 Executive Parkway, Suite 450
San Ramon, CA  94583


Address for Notices:

IBM Credit Corporation
5000 Executive Parkway, Suite 450
San Ramon, CA  94583
Attn:  Region Manager, West
Telephone:   (925) 277-5600
Facsimile:   (925) 277-5675

                                      1-3

                                  ATTACHMENT 2

                                   SCHEDULE II

                                  PRICING GRID

                        LEVEL 1     LEVEL 2     LEVEL 3     LEVEL 4     LEVEL 5
                        PERIOD      PERIOD      PERIOD      PERIOD      PERIOD

APPLICABLE
MARGINS:                 1.45%       1.65%       1.85%       2.05%       2.25%


                                   EXPLANATION

1. The Applicable Margin for each Revolving LIBOR Loan will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period.

2. The first Pricing Period, which commences on the November 12, 1998 and ends on February 28, 1999, will be a Level 3 Period.

3. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period depending upon Borrower's Leverage Ratio (as calculated pursuant to the definition of "Leverage Ratio" set forth in Schedule 1.01) for the most recent fiscal quarter period ending prior to the first day of such Pricing Period as follows:

         (a) If, during any Pricing Period, Borrower's Leverage Ratio is less than 2.00 to 1.00, Borrower's pricing will be a Level 1 Period.

         (b) If, during any Pricing Period, Borrower's Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than or equal to 2.50 to 1.00, Borrower's pricing will be a Level 2 Period.

         (c) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00, Borrower's pricing will be a Level 3 Period.

         (d) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.00 to 1.00 but less than or equal to 3.25 to 1.00, Borrower's pricing will be a Level 4 Period.

         (e) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.25 to 1.00, Borrower's pricing will be a Level 5 Period.

                                      2-1

                                  ATTACHMENT 3

                   FORM OF ASSIGNMENT AND DELEGATION AGREEMENT

         THIS ASSIGNMENT AND DELEGATION AGREEMENT (this "Agreement"), dated as of December 8, 1999, is entered into by and between UNION BANK OF CALIFORNIA, N.A., a national banking association, in its capacity as collateral agent under the Restated Credit Agreement referred to in Recital A below (in such capacity, "Collateral Agent") and IBM CREDIT CORPORATION, a Delaware corporation ("IBM Credit").


                                    RECITALS

         A. Each of Collateral Agent and IBM Credit is a party to that certain Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended, the "Restated Credit Agreement") among Bell Microproducts Inc., a California corporation ("Borrower"), the financial institutions from time to time listed in Schedule I thereto (the "Banks"), California Bank & Trust, a California banking association, as administrative agent for the Banks (in such capacity, "Administrative Agent") and Collateral Agent.

         B. Pursuant to Paragraph 7.10 of the Restated Credit Agreement, Collateral Agent is authorized from time to time to (i) assign or transfer all or any portion of its rights, benefits or privileges as "collateral agent" under the Restated Credit Agreement or under any of the other Credit Documents to one or more Banks and/or (ii) delegate to or subcontract with, or authorize or appoint any other Bank to perform all or any portion of the duties, covenants or obligations to be performed by Collateral Agent under the Restated Credit Agreement or under any of the other Credit Documents.

         C. In order to authorize IBM Credit to assume certain of Collateral Agent's duties and responsibilities with respect to that portion of the Collateral consisting of or related to Inventory, Collateral Agent has decided to delegate, subcontract with, authorize and appoint IBM Credit to perform a portion of the duties, covenants or obligations to be performed by Collateral Agent under the Restated Credit Agreement and the other Credit Documents with respect to such Collateral upon the terms and conditions herein set forth.

         D. In order to enable IBM Credit to assume certain of Collateral Agent's duties and responsibilities with respect to that portion of the Collateral consisting of or relating to inventory, IBM Credit has agreed, upon the authorization, direction and delegation of the Collateral Agent, to perform a portion of the duties, covenants or obligations to be performed by the Collateral Agent under the Restated Credit Agreement and the other Credit Documents with respect to such Collateral upon the terms and conditions herein set forth.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Collateral Agent and IBM Credit hereby agree as follows:

                                      3-1

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Agreement shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Restated Credit Agreement, as amended. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Agreement, apply to this Agreement and are hereby incorporated by reference.

         2. Assignment and Delegation. Collateral Agent hereby assigns and transfers to IBM Credit, and delegates to, subcontracts with, authorizes and appoints IBM Credit, and IBM Credit hereby accepts and agrees, to perform each of the specific duties and responsibilities set forth on Attachment 1 hereto that Collateral Agent is otherwise required and/or authorized to perform pursuant to the Restated Credit Agreement and the other Credit Documents, together with all such duties and responsibilities as may be reasonably incidental thereto. In connection with the performance by IBM Credit of such duties and responsibilities, IBM Credit shall be entitled to receive in the way of reimbursement any amounts that Collateral Agent is otherwise entitled to receive under the Restated Credit Agreement and the other Credit Documents, including without limitation (i) amounts that Collateral Agent is otherwise entitled to receive pursuant to Paragraph 5.01(c) of the Restated Credit Agreement (but only to the extent that IBM Credit in fact performs such inspections and audits provided for therein) and (ii) one-half of the annual agent's fee that Collateral Agent is otherwise entitled to receive pursuant to the Agent's Fee Letter.

         3. Rights of IBM Credit. Without limiting the scope of any other provision contained in the Restated Credit Agreement or the other Credit Documents, the undersigned acknowledge and agree that both Collateral Agent and IBM Credit shall be entitled to the benefit of all of the indemnities, immunities and other protective rights that any Bank acting as "Collateral Agent" is entitled to receive under the Restated Credit Agreement and the other Credit Documents as if IBM Credit were named as "Collateral Agent" thereunder, including by way of example but not by limitation, those set forth in Paragraph
7.04 of the Restated Credit Agreement.

         4. Limitation on Liability. Neither IBM Credit nor any of its directors, officers, employees or agents shall be responsible to the Banks, the Collateral Agent or the Administrative Agent for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

         5. Actions by IBM Credit. As to any matters not expressly provided for by this Assignment and Delegation Agreement, IBM Credit shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions (i) of the Collateral Agent (if the Collateral Agent has been so instructed by the Required Banks) or (ii) of the Required Banks, and shall in all cases be fully protected by the Banks in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with any such instructions, and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

                                      3-2

         6. Re-Assignment or Re-Delegation of Duties and Responsibilities. Unless otherwise agreed to between Collateral Agent and IBM Credit, IBM Credit may re-assign and re-delegate to Collateral Agent all or any portion of the duties and obligations assigned and delegated to it by Collateral Agent pursuant to this Agreement at any time by giving thirty (30) days prior written notice thereof to Administrative Agent, Collateral Agent and the Banks. In addition, at any time the Required Banks may, in their sole discretion, re-assign and re-delegate all or any portion of the duties and obligations assigned and delegated to IBM Credit hereunder to Collateral Agent or such other Bank as Required Banks may designate. Upon any such re-assignment and re-delegation, all of the rights, duties and obligations of IBM Credit hereunder shall immediately and without further action be re-assumed by the Collateral Agent or such other Bank as Required Banks may designate except that the benefit of all of the indemnities, immunities and other protective provisions shall continue to apply to any actions taken by IBM Credit prior to any such re-assignment and re-delegation.

         7. Miscellaneous.

                  (a) Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  (d) Notices. All notices, requests, demands, consents, instructions or other communications to or upon Collateral Agent or IBM Credit under this Agreement shall be given in the manner set forth in Paragraph 8.01 of the Restated Credit Agreement.

                                      3-3

         IN WITNESS WHEREOF, Collateral Agent and IBM Credit have caused this Agreement to be executed as of the day and year first above written.


                                        UNION BANK OF CALIFORNIA, N.A., in its
                                        capacity as Collateral Agent

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        IBM CREDIT CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


Acknowledged and Agreed:

CALIFORNIA BANK & TRUST,
as Administrative Agent

By:
    ------------------------------------
Name:
Title:

By:
    ------------------------------------
Name:
Title:

                                      3-4

CALIFORNIA BANK& TRUST,
As a Bank

By:
    ------------------------------------
Name:
Title:

By:
    ------------------------------------
Name:
Title:


UNION BANK OF CALIFORNIA, N.A.,
As a Bank

By:
    ------------------------------------
Name:
Title:


SANWA BANK CALIFORNIA,
As a Bank

By:
    ------------------------------------
Name:
Title:


COMERICA BANK - CALIFORNIA,
As a Bank

By:
    ------------------------------------
Name:
Title:

                                      3-5

U.S. BANK NATIONAL ASSOCIATION,
As a Bank

By:
    ------------------------------------
Name:
Title:


IBM CREDIT CORPORATION,
As a Bank

By:
    ------------------------------------
Name:
Title:


BELL MICROPRODUCTS INC.

By:
    ------------------------------------
Name:
Title:

                                      3-6

               Attachment 1 to Assignment and Delegation Agreement

                    Duties and Responsibilities of IBM Credit

         IBM Credit shall, at the direction and request of Collateral Agent, upon proper notice and during normal business hours visit and inspect specific properties and offices of Borrower and its Subsidiaries, to conduct an audit of any or all inventory. Each such audit shall include by way of example, but not limitation performing a physical count of inventory, requesting a complete inventory report from Borrower, selecting and testing eligibility of a random sample of inventory, and reviewing and testing discrepancies.

         FREQUENCY:  Each  inventory  audit  shall  take place at such times and
intervals  as  Collateral  Agent  may  reasonably  request,   including  without
limitation, an annual audit of the inventory of Borrower and its Subsidiaries.

         FEES: As set forth in Section 5.01(c) of the Third Amended and Restated Credit Agreement, as it may be modified from time to time.

         SUMMARY: At the completion of each inventory audit IBM Credit shall provide Collateral Agent with a written summary of such audit. If after review of the summary and Collateral Agent concludes that additional inventory audit processes or sampling are required then Collateral Agent, upon 5 business days prior notice, shall give specific and detailed direction to IBM Credit to conduct such additional processes or sampling.

                                      3-7

                                  ATTACHMENT 4

                        FORM OF GUARANTOR CONSENT LETTER

                                December 8, 1999

TO:      ADMINISTRATIVE AGENT,
         As Administrative Agent for the Banks
         and the Agents under the
         Restated Credit Agreement referred to below

         1. Reference is made to the following:

                  (a) The Third Amended and Restated Credit Agreement dated as of November 12, 1998, among Borrower, the Banks, Administrative Agent and Collateral Agent, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999 and that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999 (as amended, the "Restated Credit Agreement");

                  (b) [The Bell Canada Guaranty, dated as of November 12, 1998 (the " Bell Canada Guaranty"),] [The Bell-Tenex Guaranty, dated as of November 20, 1998 (the "Bell-Tenex Guaranty"),] [The Bell-Future Tech Guaranty, dated as of November ____, 1999 (the "Bell-Future Tech Guaranty"),] executed by the undersigned ("Guarantor") in favor of the Banks and Collateral Agent; and

                  (c) The Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of December 8, 1999, among Borrower, the Banks, Administrative Agent and Collateral Agent (the " Fourth Amendment");

         2. Guarantor hereby confirms that it is a wholly-owned subsidiary of [Bell Microproducts Inc., a California corporation] [Bell Microproducts Canada Inc., a California corporation ("Bell Canada") and that Bell Canada is a wholly-owned subsidiary of Bell Microproducts Inc., a California corporation].

         3. Guarantor hereby consents to the Fourth Amendment, including without limitation, the extension of the Revolving Loan Maturity Date from October 31, 2000 to May 31, 2001 and the increase in the Total Revolving Loan Commitment from One Hundred Thirty Million Dollars ($130,000,000) to One Hundred Sixty
Million Dollars ($160,000,000). Guarantor expressly agrees that the Fourth Amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Banks or Collateral Agent under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty].

         4. Pursuant to the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty], Guarantor continues to guaranty the payment when due of, inter alia, all loans, advances, debts, liabilities and obligations, however arising, owed by the Borrower to any Agent

                                      4-1
or any Bank of every kind and description now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement as amended by the Fourth Amendment or any of the other Credit Documents.

         5. The [Pledge] [Security] Agreement, dated as of [November 20, 1998][November ___, 1999] executed by Guarantor in favor of Collateral Agent (the "[Pledge] [Security] Agreement") and any other security granted to any Agent or any of the Banks from time to time as security for the obligations of Guarantor under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] remains in full force and effect and unamended, and the security interests, mortgages, charges, liens, assignments, transfers and pledges granted by Guarantor pursuant to the [Pledge] [Security] Agreement and such other documents (if any) continue to extend to all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time due or accruing due, of Guarantor to any of the Banks and any Agent arising under, in connection with or pursuant to the Restated Credit Agreement and the other Credit Documents, as acknowledged and confirmed by this Guarantor Consent Letter, notwithstanding the amendment of the Restated Credit Agreement by the Fourth Amendment.

         6. From and after the date hereof, the term "Restated Credit Agreement" as used in the [Bell-Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] shall mean the Restated Credit Agreement, as amended by the Fourth Amendment.

         7.  Guarantor's  consent to the Fourth Amendment shall not be construed
(i) to have been required by the terms of the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty], any other Credit Document or any other document, instrument or agreement relating thereto or (ii) to require the consent of Guarantor in connection with any future amendment of the Restated Credit Agreement or any other Credit Document.

                                      4-2

         IN WITNESS WHEREOF, Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

                                     [BELL/MICROPRODUCTS CANADA-TENEX DATA ULC]
                                     [BELL MICROPRODUCTS CANADA INC.]
                                     [BELL MICROPRODUCTS - FUTURE TECH, INC.]

                                     By:
                                        ----------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                              ----------------------

                                      4-3

                                  ATTACHMENT 5

                     MATTERS TO BE COVERED BY LEGAL OPINION

1. Borrower (a) is a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation and
         (b) has the requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted.

2. Borrower has the requisite corporate power and authority to enter into the Amendment and to carry out the transactions contemplated thereby, and by the Restated Credit Agreement as amended by the Amendment.

3. The Amendment has been duly authorized, executed and delivered by Borrower, and the Amendment and the Restated Credit Agreement as amended by the Amendment, each constitutes a legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

4. The performance by Borrower of its obligations under the Amendment, and the Restated Credit Agreement as amended by the Amendment, will not (a) violate any provision of the Certificate of Incorporation or the bylaws of Borrower, (b) to our knowledge, violate any provision of any law, rule, regulation, order, writ, judgement, injunction, decree, determination by a court having jurisdiction over Borrower, (c) result in a breach of, constitute a default under, or permit the acceleration of any obligation owed under any Reviewed Agreement listed on Annex A hereto binding upon Borrower, or (d) to our knowledge, result in the attachment of a Lien (other than a Permitted Lien) upon any assets of Borrower.

                                      5-1